Exhibit 99.1



                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


     In connection with the quarterly report of FFP Partners, L.P. (the "Company") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned certifies that:

          1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  August 14, 2002                       /s/ John H. Harvison
                                           ------------------------------
                                           John H. Harvison
                                           President and Chief Executive Officer

Date:  August 14, 2002                      /s/ Craig T. Scott
                                           ------------------------------
                                           Craig T. Scott
                                           Vice President - Finance,
                                           Chief Financial Officer and
                                           General Counsel